UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2015

DTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50335	77-0467655
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5220 Las Virgenes Road Calabasas, CA		91302
(Address of principal executive offices)		(Zip Code)

(818) 436-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On August 31, 2015, DTS, Inc., a Delaware corporation (“DTS”), and Wavelength Acquisition Corp., a Delaware corporation and wholly owned subsidiary of DTS (the “Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with iBiquity Digital Corporation, a Delaware corporation (“iBiquity”), the lenders’ representative and the lenders named therein. The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, on the closing date, Merger Sub will merge with and into iBiquity, with iBiquity surviving as a wholly owned subsidiary of DTS (the “Merger”).

The respective boards of directors of DTS and iBiquity have approved the Merger Agreement, and the stockholders of iBiquity have adopted the Merger Agreement and approved the Merger pursuant to Delaware corporate law and iBiquity’s constituent documents.

Pursuant to the terms of the Merger Agreement, DTS will pay a purchase price of $172,000,000 to acquire iBiquity on a cash free/debt free basis, subject to certain working capital and other adjustments as set forth in the Merger Agreement.

At the effective time of the Merger, each share of common and preferred stock of iBiquity issued, outstanding and held in treasury will be automatically cancelled and cease to exist, and each holder of the common and preferred stock shall cease to have any rights with respect thereto.

The Merger Agreement includes customary representations, warranties and covenants of both DTS and iBiquity.

Consummation of the Merger is subject to certain customary closing conditions as set forth in the Merger Agreement.

The Merger Agreement contains certain customary termination rights for both DTS and iBiquity, including the right of each party to terminate the Merger Agreement if the Merger has not been consummated by October 31, 2015 or such later date, if any, as the parties agree upon in writing. If the Merger Agreement is terminated under certain circumstances, DTS may be required to pay iBiquity a termination fee of $10,320,000.

In connection with entering into the Merger Agreement, DTS has obtained an executed debt commitment letter dated August 31, 2015 from Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which Wells Fargo has committed, subject to the terms and conditions set forth therein, to provide to DTS up to $175,000,000 of debt financing. DTS intends to use a portion of its cash and cash equivalents on hand and a portion of this debt financing from Wells Fargo to satisfy all financial obligations under the Merger Agreement and to refinance its existing debt.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger. The Merger Agreement is not intended to modify or supplement any factual disclosures about DTS in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement is not intended to contain, and should not be relied upon as containing, disclosures regarding any facts and circumstances relating to DTS. The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

Item 8.01  Other Events.

On September 2, 2015, DTS issued a press release announcing the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On September 2, 2015, DTS held a conference call with investors, analysts and other interested parties to provide supplemental information regarding the transaction. The slides used in connection with the conference call are attached hereto as Exhibit 99.2. A transcript of the conference call is attached hereto as Exhibit 99.3. The slides and the conference call transcript are each incorporated by reference herein.

Cautionary Statement for the Purposes of the “Safe Harbor” Provisions of the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K, and the documents incorporated herein by reference, contain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DTS and iBiquity operate and beliefs of and assumptions made by DTS and management, involve uncertainties that could significantly affect the financial results of DTS or iBiquity or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DTS and iBiquity, including future financial and operating results, synergies and cost savings, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future—including statements relating to creating value for stockholders, integrating our companies, and the expected timetable for completing the proposed transaction—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation:

•                  the ability of the parties to satisfy conditions to the closing of the Merger;

•                  the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development, integration issues, costs and unanticipated expenditures and accounting charges, changing relationships with customers and strategic partners, potential contractual, intellectual property or employment issues;

•                  unexpected variations in market growth and demand for the combined company’s technologies;

•                  the possibility that iBiquity may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction; and

•                  any adverse effect to DTS’ or iBiquity’s respective businesses due to uncertainty relating to the transaction.

This list of important factors is not intended to be exhaustive. Additional risks and factors are discussed in DTS’ Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 16, 2015, under the heading “Item 1A. Risk Factors” and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC. DTS does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 31, 2015

99.1	Press release dated September 2, 2015, announcing DTS to Acquire iBiquity

99.2	Investor Presentation Slides, dated September 2, 2015

99.3	Transcript of Conference Call with Investors and Analysts, dated September 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DTS, INC.

Date: September 2, 2015

By: /s/ Melvin Flanigan
Melvin Flanigan
Executive Vice President, Finance
and Chief Financial Officer
(principal financial and
accounting officer)

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated August 31, 2015

99.1	Press release dated September 2, 2015, announcing DTS to Acquire iBiquity

99.2	Investor Presentation Slides, dated September 2, 2015

99.3	Transcript of Conference Call with Investors and Analysts, dated September 2, 2015